                                  SCHEDULE 14A

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                           QUESTRON TECHNOLOGY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                            QUESTRON TECHNOLOGY, INC.
                        6400 CONGRESS AVENUE, SUITE 2000
                            BOCA RATON, FLORIDA 33487

Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of the Stockholders of Questron Technology, Inc., which will be held on Wednesday, August 16, 2000 at 11:00 a.m., local time, at the Omni Park Central Hotel, Manhattan Skyline Room, 870 Seventh Avenue, New York, New York.

         This booklet includes the notice of the meeting and the proxy statement which contains information about proposals to be considered and acted upon at the meeting, your Board of Directors and information about each of the nominees to the Board.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE SIZE OF YOUR HOLDINGS. I URGE YOU TO COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY.

         If you are a Stockholder of record and plan to attend the meeting, please mark your proxy card in the space provided for that purpose. However, if your shares are not registered in your own name, please advise the Stockholder of record (your bank, broker, etc.) that you wish to attend. Such Stockholder of record must provide you with evidence of your ownership which will enable you to gain admittance to and to vote at the meeting.

                                          Sincerely,

                                          Dominic A. Polimeni
                                          Chairman and Chief Executive Officer

July 14, 2000

--------------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------

                            QUESTRON TECHNOLOGY, INC.
                        6400 CONGRESS AVENUE, SUITE 2000
                            BOCA RATON, FLORIDA 33487

                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 16, 2000

Dear Stockholder:

         The Annual Meeting of Stockholders of Questron Technology, Inc., a Delaware corporation (the "Company"), will be held at the Omni Park Central Hotel, Manhattan Skyline Room, 870 Seventh Avenue, New York, New York on Wednesday, August 16, 2000 beginning at 11:00 a.m. (local time), for the following purposes:

         (1) To elect six Directors to serve until the next Annual Meeting of Stockholders.

         (2) To ratify the appointment by the Board of Directors of Ernst & Young LLP as the Company's Independent Public Accountants for the fiscal year 2000.

         (3) To transact any other business which properly may be brought before the meeting and any adjournments or postponements thereof.

         Only holders of record of the Company's Common Stock on July 12, 2000 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

                                             By Order of the Board of Directors


                                             Ann Bastis
                                             SECRETARY

July 14, 2000

                            QUESTRON TECHNOLOGY, INC.
                        6400 CONGRESS AVENUE, SUITE 2000
                            BOCA RATON, FLORIDA 33487

           PROXY STATEMENT FOR THE 2000 ANNUAL MEETING OF STOCKHOLDERS

                               GENERAL INFORMATION

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Questron Technology, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company (the "Meeting"), which will be held at 11:00 a.m., local time, on Wednesday, August 16, 2000 at the Omni Park Central Hotel, Manhattan Skyline Room, 870 Seventh Avenue, New York, New York, and at any and all adjournments of the Meeting for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the enclosed proxy card will be mailed to Stockholders on or about July 14, 2000. The Company's principal executive offices are located at 6400 Congress Avenue, Suite 2000, Boca Raton, Florida 33487.

         The accompanying proxy card is designed to permit each Stockholder of record as of the close of business on July 12, 2000 (the "Record Date") to vote at the Meeting. As of the Record Date, 8,406,126 shares of Common Stock, par value $.001 per share (the "Common Stock"), were issued and outstanding. Each holder of record will be entitled to one vote for each share of Common Stock. Holders of shares of Common Stock are entitled to vote on all matters, and no shares have cumulative voting rights. The presence of a majority of the shares entitled to vote, present in person or by proxy at the Meeting, will constitute a quorum.

         The proxy card provides space for a Stockholder to withhold voting for an individual nominee or all nominees for the Board of Directors or to abstain from voting for any proposal if the Stockholder chooses to do so. Shares represented by properly executed proxy cards received by the Company at or prior to the Meeting will be voted at the Meeting according to the instructions indicated thereon or otherwise as provided therein. The election of Directors shall be decided by plurality of the votes cast. The ratification of the appointment of auditors requires the affirmative vote of a majority of the votes cast at the Meeting, in person or by proxy. For purposes of determining the number of votes cast with respect to any matter, only those cast "FOR" or "AGAINST" are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the Meeting.

         Unless instructions to the contrary are indicated, the persons named on the proxy card will vote the shares so represented "FOR" the election of each of the nominated Directors and "FOR" the ratification of the appointment of auditors. As to any other business which may properly come before the Meeting, the persons named on the proxy card will vote according to their best judgment.

         A proxy may be revoked at any time before it is voted at the Meeting by filing with the Secretary of the Company an instrument revoking it, by a duly executed proxy bearing a later date, or by voting in person at the Meeting.

         This proxy is solicited by the Board of Directors of the Company. The cost of preparing, assembling and mailing the Notice of Annual Meeting of Stockholders, proxy statement and proxy will be borne by the Company. The Company does not anticipate that such cost will exceed the amount normally expended in an uncontested election of directors. In addition to the solicitation of the proxies by use of the mails, some of the officers, Directors and regular employees of the Company, without additional remuneration, may solicit proxies personally or by telephone. The Company may also request brokerage firms, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of stock held of record. The Company will reimburse such persons for the reasonable expenses in forwarding soliciting material.

                   VOTING SECURITIES AND SECURITIES OWNERSHIP

VOTING SECURITIES

         The Board of Directors has fixed the close of business on July 12, 2000 as the Record Date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof. Only Stockholders of record on the Record Date will be able to vote at the Meeting. The list of Stockholders entitled to vote at the Meeting will be available for the examination of any Stockholder for any purpose pertinent to the Meeting at the offices of Arent Fox Kintner Plotkin & Kahn, PLLC, 1675 Broadway, New York, New York, for ten days prior to the date of the Meeting.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

         The following table sets forth certain information, as of March 21, 2000, known to the Company regarding beneficial ownership of the Company's Common Stock by (i) any holder of more than five percent of the outstanding shares; (ii) the Company's Directors; and (iii) all executive officers and Directors as a group:


                                                                                                         % OF
            NAME AND ADDRESS OF                                                   NUMBER OF SHARES OF   COMMON
             BENEFICIAL OWNER                    POSITION WITH THE COMPANY            COMMON STOCK       STOCK
-------------------------------------------- ----------------------------------- --------------------  -----------
Dominic A. Polimeni (1)                      Chairman and Chief Executive             2,374,957 (2)     25.78
                                             Officer

Robert V. Gubitosi (1)                       Director, President and Chief                   -- (3)        --
                                             Financial Officer

Douglas D. Zadow                             Vice President and President of            872,176 (4)     11.77
         1 Fox Hollow Lane                   Questron Distribution Logistics,
         Melissa, TX 75454                   Inc., a  subsidiary of the Company

Milton M. Adler (1)                          Director                                     8,247 (5)         *

Frederick W. London (1)                      Director                                    14,000 (6)         *

William J. McSherry, Jr. (1)                 Director                                    95,384 (7)      1.32




Phillip D. Schwiebert (8)                    Vice President and Regional Vice           923,339 (9)     11.65
c/o Questron Distribution                    President of Questron
      Logistics, Inc.                        Distribution Logistics, Inc., a
         386 Railroad Court                  subsidiary of the Company
         Milpitas, CA 95035

Gulfstream Financial Group, Inc.                             --                       1,260,273(10)     15.54
         6400 Congress Ave.
         Suite 2000
         Boca Raton, FL 33487

Joan R. Gubitosi (4)                                         --                       2,360,273(11)     25.62
c/o Gulfstream Financial Group, Inc.
         6400 Congress Ave.
         Suite 2000
         Boca Raton, FL 33487

Malcolm A. Tallmon                           Vice President, Aerospace                  662,040          9.26
         P.O. Box 11889                      Business Development
         Fort Worth, TX 76110-8889

Gregory S. Fitzgerald                        President, Questron Aerospace              887,626(12)     11.97
         5112 Squaw Creek Court              Logistics, a division of Questron
         Fort Worth, TX 76137                Distribution Logistics, Inc., a
                                             subsidiary of the Company

Valerie L. Fitzgerald                                        --                         887,626(12)     11.97
         5112 Squaw Creek Court
         Fort Worth, TX 76137

All officers and Directors as a group                                                 5,168,243         49.41
      (nine persons)

----------------------------

*    Less than 1%

(1) c/o Questron Technology, Inc., 6400 Congress Avenue, Suite 2000, Boca Raton, FL 33487.

(2) Consists of 260,273 shares of Common Stock and Series IV Warrants to purchase 1,000,000 shares of Common Stock owned by Gulfstream, 14,684 shares of Common Stock owned by Mr. Polimeni and options to purchase 1,100,000 shares of Common Stock at an exercise price of $4.50 per share that were awarded to Mr. Polimeni pursuant to the terms of his employment agreement. Pursuant to the terms of a Gulfstream shareholder agreement, beneficial interest in such options is shared equally by Mr. Polimeni and Mrs. Gubitosi. These amounts do not include options to purchase 26,265 shares of Common Stock at $3.5625 per share granted effective November 19, 1999, which vest and become exercisable as to 8,755 shares on each of the first, second and third anniversary dates of the date of the grant.

(3) Does not include options to purchase 26,265 shares of Common Stock at $3.5625 per share granted effective November 19, 1999, which vest and become exercisable as to 8,755 shares on each of the first, second and third anniversary dates of the date of the grant. Mr. Gubitosi's wife, Joan
     R. Gubitosi, has shared beneficial ownership with Mr. Polimeni of 2,360,273 shares of Common Stock (see Footnote 11). Mr. Gubitosi disclaims beneficial ownership of such shares.

(4) The 872,176 shares of Common Stock reported above include 30,162 shares subject to a serial put agreement dated September 22, 1997, which gives Mr. Zadow the option to sell the shares to the Company on a monthly basis during the five-year period ending September 22, 2002 for a price of $6.275 per share, and options to purchase 300,000 shares of Common Stock at an exercise price of $4.50 per share that were awarded to Mr. Zadow effective March 31, 1999 pursuant to the terms of his employment agreement. These amounts do not include options to purchase 24,621 shares of Common Stock at $3.5625 per share granted effective November 19, 1999, which vest and become exercisable as to 8,207 shares on each of the first, second and third anniversary dates of the date of the grant.

(5) Includes options to purchase 8,000 shares of Common Stock. These amounts do not include options to purchase 3,000 shares of Common Stock at $3.5625 per share granted effective November 19, 1999, which vest and become exercisable as to 1,000 shares on each of the first, second and third anniversary dates of the date of the grant.

(6) Consists of 500 shares of Common Stock, Series IV Warrants to purchase 500 shares of Common Stock and options to purchase 13,000 shares of Common Stock. These amounts do not include options to purchase 3,000 shares of Common Stock at $3.5625 per share granted effective November 19, 1999, which vest and become exercisable as to 1,000 shares on each of the first, second and third anniversary dates of the date of the grant.

(7) Includes 5,984 shares of Common Stock owned by Mr. McSherry, options to purchase 48,000 shares of Common Stock and Series IV Warrants to purchase 41,400 shares of Common Stock. These amounts do not include (i) 886 shares of Common Stock owned by one of his adult sons, as to which Mr. McSherry disclaims beneficial ownership or (ii) options to purchase 3,000 shares of Common Stock at $3.5625 per share granted effective November 19, 1999, which vest and become exercisable as to 1,000 shares on each of the first, second and third anniversary dates of the date of the grant.

(8) Pursuant to the terms of an exchange agreement, Mr. Schwiebert received options to purchase 166,667 shares of Common Stock of the Company at an exercise price of $7.75 per share on February 24, 1998 and options to purchase 333,333 shares of Common Stock at an exercise price of $4.50 per share effective March 31, 1999.

(9) The shares reported above consist of 113,339 shares owned by Mr. Schwiebert, options to purchase 560,000 shares of Common Stock and Series IV Warrants to purchase 250,000 shares of Common Stock. Also see footnote 8.

(10) Consists of 260,273 shares of Common Stock and Series IV Warrants to purchase 1,000,000 shares of Common Stock. Joan R. Gubitosi and Dominic A. Polimeni are executive officers and the stockholders of Gulfstream and share voting and investment power with respect to the shares owned by Gulfstream.

(11) Consists of 260,273 shares of Common Stock and Series IV Warrants to purchase 1,000,000 shares of Common Stock owned by Gulfstream, and options to purchase 1,100,000 shares of Common Stock, at an exercise price of $4.50 per share, in which beneficial interest is shared equally by Mrs. Gubitosi and Mr. Polimeni pursuant to a Gulfstream shareholder agreement.

(12) The 887,626 shares of Common Stock reported above are owned jointly by Mr. and Mrs. Fitzgerald and include options to purchase 40,000 shares of Common Stock at an exercise price of $4.575 that were awarded September 24, 1998 and 14,534 shares of Common Stock purchased in open market transactions.

                              ELECTION OF DIRECTORS

         At the Meeting, Stockholders will elect six Directors to hold office until the next Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified. Unless contrary instructions are given, the shares represented by a properly executed proxy will be voted "FOR" the election of the following nominees: Milton M. Adler, Robert V. Gubitosi, Frederick W. London, William J. McSherry, Jr., Dominic A. Polimeni and Douglas D. Zadow. All of the nominees presently comprise the entire Board of Directors of the Company. If at any time prior to or during the Meeting any of the nominees becomes unavailable to serve as a Director, the persons named in the enclosed proxy will vote the shares represented by the proxy for the election of such person as the Board of Directors may recommend.

         Set forth below is certain information concerning the nominees for election as Directors:


                  NAME                    AGE     POSITION
                  ----                    ---     --------
Dominic A. Polimeni.................      54      Chairman and Chief Executive Officer

Robert V. Gubitosi..................      52      Director, President and Chief Financial
                                                  Officer

Douglas D. Zadow....................      42      Director, Vice President
                                                  and President of Questron Distribution
                                                  Logistics, Inc., a subsidiary of the
                                                  Company

Milton M. Adler.....................      72      Director

Frederick W. London.................      48      Director

William J. McSherry, Jr.............      52      Director

         DOMINIC A. POLIMENI has been a Director of the Company since March 1995 and Chairman and Chief Executive Officer of the Company since February 1996. Mr. Polimeni served as President of the Company from March 1995 until May 1999. Since September 1997, he has been a director of Nu Horizons, Inc., a publicly held company based in Melville, New York, which is a distributor of electronic components. Mr. Polimeni has been a Managing Director of Gulfstream Financial Group, Inc., a privately held financial consulting and investment banking firm since August 1990. Prior to that, he held the position of Chief Financial Officer of Arrow Electronics, Inc. ("Arrow") for four (4) years. He also held several other positions, including general management positions, with Arrow over an eight-year period. Mr. Polimeni also practiced as a Certified Public Accountant for more than 12 years and was a Partner in the New York office of Arthur Young & Company. Mr. Polimeni is the brother-in-law of Mr. Gubitosi.

         ROBERT V. GUBITOSI has been a Director of the Company since February 1996, and President and Chief Financial Officer since May 1999. Mr. Gubitosi has been a Managing Director of Gulfstream Financial Group, Inc., a privately held financial consulting and investment banking firm since August 1990. Prior to that, he held the position of General Partner and Chief Financial Officer of The Securities Groups, a New York investment banking firm and primary dealer of U.S. government securities, with responsibility for the investment banking activities of the firm. In addition, Mr. Gubitosi has held managerial positions at Goldman Sachs & Company and Oppenheimer & Company, and has specialized in brokerage accounting and auditing at Haskins & Sells and Touche Ross & Company. Mr. Gubitosi is the brother-in-law of Mr. Polimeni.

         DOUGLAS D. ZADOW has been a Director of the Company since September 1999, a Vice President of the Company and President of Questron Distribution

Logistics, Inc., a subsidiary of the Company, since May 1998 and President of California Fasteners, Inc. ("Calfast"), now a wholly owned subsidiary of the Company, since May 1995. Calfast was acquired by the Company in September 1997. From 1987 to 1996, he served as President of All-Spec, Inc., a manufacturers representative of fastener products. In 1986, Mr. Zadow served as President of Southwest Fastener Association.

         MILTON M. ADLER has been a Director of the Company since February 1996. Mr. Adler was Secretary of the Company from October 1993 through September 1999, and Treasurer of the Company from February 1992 through September 1999. Since July 1997, he has been President, Secretary and Treasurer of Judicate of Philadelphia, Inc., a former subsidiary of the Company. Prior to October 1993, Mr. Adler was employed by Travelco, a travel-consulting firm, for more than 18 years in various capacities, the most recent of which was Vice President of Administration. Mr. Adler is a Certified Public Accountant.

         FREDERICK W. LONDON has been a Director of the Company since April 1998. Mr. London has been a partner of the law firm of Dunnington, Bartholow & Miller LLP, Westlake Village, California since September 1999. From February 1998 to June 1999, Mr. London was Vice President and Deputy General Counsel of Pinkerton's, Inc., a provider of global security solutions based in Westlake Village, California. From January 1995 through February 1998, Mr. London was a partner of Gould & Wilkie, a law firm based in New York City. Prior to that, he was a partner in the New York City office of the law firm of Dunnington, Bartholow & Miller LLP.

         WILLIAM J. MCSHERRY, JR. has been a Director of the Company since February 1996. Mr. McSherry has been a member of Arent Fox Kintner Plotkin & Kahn, PLLC, a law firm with offices in New York City and Washington, DC, since February 2000. Arent Fox is legal counsel to the Company. Prior to February 2000, Mr. McSherry was a partner in the law firms of Battle Fowler LLP and Bryan Cave LLP. He is also President and a director of Playtex Marketing Corporation, a privately-owned corporation, and, prior to April 1998, served as a trustee and Deputy Mayor of the Village of Larchmont, State of New York. He is also a trustee of The Michael Gordon Foundation, a private foundation.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

         The Board of Directors held seven meetings during the fiscal year ended December 31, 1999. All Directors participated in all of the meetings of the Board of Directors. The Board of Directors also acted by unanimous written consent three times during such year.

         Until October 1999, the members of the Audit Committee of the Board of Directors were Messrs. London and McSherry. In October 1999, Mr. McSherry resigned from the Audit Committee and was replaced by Mr. Adler. The Audit Committee currently consists of Messrs. London and Adler. The Audit Committee is responsible for considering management's recommendation of independent certified public accountants for each fiscal year, recommending to the Board of Directors the appointment or discharge of independent accountants and confirming the independence of the accountants. It is also responsible for reviewing and approving the scope of the planned audit, the results of the audit and the accountants' compensation for performing such audit; reviewing the Company's audited financial statements; and reviewing and approving the Company's internal accounting controls and discussing such controls with the independent accountants. The Audit Committee met three times during 1999. The Company has neither a compensation committee nor a nominating committee. The Company's Board of Directors carried out all deliberations concerning executive officer compensation. No non-director officers or employees of the Company were involved in these deliberations.

         Election of Directors of the Company requires a plurality of the votes represented at the Meeting in person or by proxy. In the event that any of the nominees should become unavailable for election for any reason not presently known or contemplated, the persons named on the proxy will have discretionary authority to vote pursuant to the proxy for a substitute.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ABOVE-NAMED NOMINEES.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION TABLE

         The following Summary Compensation Table sets forth the compensation of the named executive officers for the periods indicated. No other executive officer of the Company received total annual salary and bonus greater than $100,000 during the periods indicated. The base salaries of the named executive officers have been set by reviewing compensation for competitive positions in the market and the historical compensation levels of such executives.

                                         ------------------------------------------------------------------------------
                                                 ANNUAL COMPENSATION            LONG-TERM COMPENSATION AWARDS/PAYOUTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     OTHER      RESTRICTED     SECURITIES
                                                                     ANNUAL        STOCK       UNDERLYING   LTIP         ALL OTHER
             NAME AND                                  BONUS ($)  COMPENSATION   AWARD(S)       OPTIONS/    PAYOUTS       COMPEN-
        PRINCIPAL POSITION         YEAR  SALARY ($)                   ($)           ($)         SARS(#)        ($)        SATION
-----------------------------------------------------------------------------------------------------------------------------------
                (a)                (b)       (c)          (d)         (e)           (f)           (g)          (h)          (i)
-----------------------------------------------------------------------------------------------------------------------------------
Dominic A. Polimeni                1999      $265,600     --           --           --            26,265        --          --
   Chairman and                    1998      $182,800     --           --           --         1,100,000        --          --
       Chief Executive Officer     1997      $100,000     --           --           --              --          --          --
-----------------------------------------------------------------------------------------------------------------------------------
Robert V. Gubitosi                 1999      $176,241     --           --           --            26,265        --          --
   President and                   1998       $47,600     --           --           --              --          --          --
   Chief Financial Officer         1997       $45,000     --           --           --              --          --          --
-----------------------------------------------------------------------------------------------------------------------------------
Douglas D. Zadow                   1999      $218,000   $37,500        --           --            24,621        --          --
   Vice President and              1998      $198,000     --           --           --           300,000        --          --
   President of Questron           1997       $60,000     --           --           --              --          --          --
   Distribution Logistics, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Phillip D. Schwiebert              1999      $106,000   $57,763        --           --             9,000        --          --
   Vice President and              1998      $106,000   $62,050        --           --           333,333        --          --
   Regional Vice                   1997      $106,000   $63,578        --           --           196,667        --          --
   President of Questron
   Distribution Logistics, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Malcolm A. Tallmon                 1999      $144,400   $20,000        --           --            37,500        --          --
   Vice President, Aerospace       1998       $72,200   $10,000        --           --              --          --          --
   Business Development            1997         --        --           --           --              --          --          --
-----------------------------------------------------------------------------------------------------------------------------------
James W. Taylor                    1999      $156,000     --           --           --            10,500        --          --
   Vice President and              1998      $156,000     --           --           --            90,000        --          --
   President of Integrated         1997       $91,000     --           --           --            90,000        --          --
   Material Systems, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

OPTION/SAR GRANTS IN LAST FISCAL YEAR

         The following table sets forth summary information concerning stock options granted in respect of employment for the year ended December 31, 1999 to the named executive officers.


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      POTENTIAL REALIZABLE VALUE
                                                                                                      AT ASSUMED ANNUAL RATES OF
                                                                                                       STOCK PRICE APPRECIATION
                                      INDIVIDUAL GRANTS                                                     FOR OPTION TERM
----------------------------------------------------------------------------------------------------------------------------------
                                NUMBER OF       PERCENT OF TOTAL
                                SECURITIES          OPTIONS/
                                UNDERLYING      SARS GRANTED TO
                                 OPTIONS/         EMPLOYEES IN     EXERCISE OR BASE     EXPIRATION
NAME                         SARS GRANTED (#)     FISCAL YEAR        PRICE ($/SH)          DATE           5% ($)         10%($)
---------------------------- ----------------- ------------------- ------------------ --------------- --------------- ------------
            (a)                    (b)                (c)                 (d)              (e)             (f)            (g)
---------------------------- ----------------- ------------------- ------------------ --------------- --------------- ------------
Dominic A. Polimeni               26,265              6.7%               $3.56           11/19/09        $58,845       $149,125
---------------------------- ----------------- ------------------- ------------------ --------------- --------------- ------------
Robert V. Gubitosi                26,265              6.7%               $3.56           11/19/09        $58,845       $149,125
---------------------------- ----------------- ------------------- ------------------ --------------- --------------- ------------
Douglas D. Zadow                  24,621              6.3%               $3.56           11/19/09        $55,162       $139,791
---------------------------- ----------------- ------------------- ------------------ --------------- --------------- ------------
Phillip D. Schwiebert              9,000              2.3%               $3.56           11/19/09        $20,164        $51,099
---------------------------- ----------------- ------------------- ------------------ --------------- --------------- ------------
Malcolm A. Tallmon                37,500              9.5%               $3.63           11/17/09        $85,490       $216,649
---------------------------- ----------------- ------------------- ------------------ --------------- --------------- ------------
James W. Taylor                   10,500              2.7%               $3.56           11/19/09        $23,525        $59,616
---------------------------- ----------------- ------------------- ------------------ --------------- --------------- ------------

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

         The following table sets forth summary information concerning the exercise options during the year ended December 31, 1999 by each of the named executive officers and the year-end value of their respective unexercised options. None of the named executive officers exercised any stock options during 1999.

----------------------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF SECURITIES
                                                                                 UNDERLYING          VALUE OF UNEXERCISED
                                                                                 UNEXERCISED             IN-THE-MONEY
                                                                               OPTIONS/SARS AT      OPTIONS/SARS AT FISCAL
                                                                               FISCAL YEAR END           YEAR END ($)
----------------------------- --------------------- ----------------------- ---------------------- -------------------------
                               SHARES ACQUIRED ON                               EXERCISABLE/             EXERCISABLE/
         NAME                     EXERCISE (#)        VALUE REALIZED ($)        UNEXERCISABLE           UNEXERCISABLE
----------------------------- --------------------- ----------------------- ---------------------- -------------------------
            (a)                       (b)                    (c)                     (d)                     (e)
----------------------------- --------------------- ----------------------- ---------------------- -------------------------
Dominic A. Polimeni                    --                     --                 1,100,000/              $2,131,250/
                                                                                   26,265                  $75,512
----------------------------- --------------------- ----------------------- ---------------------- -------------------------
Robert V. Gubitosi                     --                     --                    -- /                     -- /
                                                                                   26,265                  $75,512
----------------------------- --------------------- ----------------------- ---------------------- -------------------------
Douglas D. Zadow                       --                     --                  300,000/                $581,250/
                                                                                   24,621                  $70,785
----------------------------- --------------------- ----------------------- ---------------------- -------------------------
Phillip D. Schwiebert                  --                     --                  550,000/                $735,208/
                                                                                   19,000                  $30,250
----------------------------- --------------------- ----------------------- ---------------------- -------------------------
Malcolm A. Tallmon                     --                     --                   37,500/                $105,469/
                                                                                     --                       --
----------------------------- --------------------- ----------------------- ---------------------- -------------------------
James W. Taylor                        --                     --                  126,000/                $190,125/
                                                                                   64,500                  $53,813
----------------------------- --------------------- ----------------------- ---------------------- -------------------------





EMPLOYMENT AGREEMENTS

         Dominic A. Polimeni, Chairman and Chief Executive Officer of the Company, is a party to a five-year employment agreement with the Company effective July 1, 1998. Under the terms of such employment agreement, the Company has agreed to compensate Mr. Polimeni with a regular salary at the rate of $250,000 per annum and incentive compensation of up to $100,000 per year based upon the attainment of certain operating and earnings targets. Effective March 29, 1999, options to purchase 1,100,000 shares of Common Stock of the Company at an exercise price of $4.50 per share were awarded to Mr. Polimeni pursuant to the terms of such employment agreement.

         Mr. Polimeni is a 50% stockholder of Gulfstream Financial Group, Inc. ("Gulfstream") and shares voting and investment power with respect to the shares of the Company's Common Stock owned by Gulfstream. Pursuant to a Management Advisory and Consulting Agreement, dated as of November 29, 1994, between the Company and Gulfstream, Gulfstream acted as an advisor and consultant to the Company. Such advisory and consulting services were directed principally at the expansion of the Company's business through the identification of potential acquisition candidates. The agreement was terminated effective March 1, 1999, more than one year prior to its stated expiration, and options to purchase 1,160,500 shares of Common Stock at an average exercise price of $5.43 were cancelled. Fees paid to Gulfstream in connection with the agreement and the termination thereof amounted to $68,000 in 1999, $305,000 in 1998 and $105,000 in 1997. Pursuant to a shareholders' agreement, Mr. Polimeni has agreed to share his beneficial ownership of the options received under his employment agreement with the other 50% shareholder of Gulfstream.

         Robert V. Gubitosi, President and Chief Financial Officer of the Company, is a party to an employment agreement with the Company effective October 1, 1999 through June 30, 2003. Under the terms of such employment agreement, the Company has agreed to compensate Mr. Gubitosi with a regular salary at the rate of $250,000 per annum and incentive compensation of up to $100,000 per year based upon the attainment of certain operating and earnings targets.

         In connection with the acquisition of Calfast, the Company entered into a five-year employment agreement with Douglas D. Zadow, a former shareholder and President of Calfast, effective September 1, 1997. Under the terms of such employment agreement, as amended, the Company has agreed to compensate Mr. Zadow with a regular salary at the rate of $200,000 per year and incentive compensation of up to $100,000 per year based on the attainment of certain operating goals. Effective March 31, 1999, options to purchase 300,000 shares of Common Stock of the Company at an exercise price of $4.50 per share were awarded to Mr. Zadow pursuant to the terms of such employment agreement, as amended.

         QDL entered into a four-year employment agreement with Phillip D. Schwiebert, its Western Regional Vice President, effective April 1, 2000. Under the terms of such employment agreement, QDL has agreed to compensate Mr. Schwiebert with a regular salary at the rate of $106,000 per year, plus bonus compensation based on the attainment of certain operating goals at the rate of $15,000 per quarter. In addition, pursuant to an Exchange Agreement dated November 8, 1996, on February 24, 1998, options to purchase 166,667 shares of Common Stock of the Company at an exercise price of $7.75 per share and, effective March 31, 1999, options to purchase 333,333 shares of Common Stock at an exercise price of $4.50 per share, were awarded to Mr. Schwiebert.

         In connection with the acquisition of Fortune Industries, the Company entered into a five-year employment agreement with Malcolm A. Tallmon, the former shareholder and President of Fortune Industries, effective June 30, 1998. Under the terms of such employment agreement, the Company has agreed to compensate Mr. Tallmon with a regular salary at the rate of $144,400 per year, plus bonus compensation based on the attainment of certain operating goals at the rate of $20,000 per year. Pursuant to the terms of such employment agreement, as amended, to reflect a change in his role and responsibilities, the Company has agreed to compensate Mr. Tallmon for the remaining term of the agreement with a regular salary at the rate of $64,400 per year effective January 1, 2000.

         In connection with the acquisition of IMS, the Company entered into a five-year employment agreement with James W. Taylor, the former shareholder and President of IMS, effective June 1, 1997. Under the terms of such employment agreement, the Company has agreed to compensate Mr. Taylor with a regular salary at the rate of $144,000 per year, plus bonus compensation based on the attainment of certain operating goals at the rate of $14,400 per year. Effective March 31, 1999, options to purchase 90,000 shares of Common Stock of the Company at an exercise price of $4.50 per share were awarded to Mr. Taylor pursuant to the terms of such employment agreement.

COMPENSATION OF DIRECTORS

         Other than the 1994 Director Non-Qualified Stock Option Plan and the 1996 Stock Option Plan described below, the Company does not have a standard policy regarding compensation of members of the Board of Directors. Other than as reported below, the members of the Board of Directors did not receive compensation for their services as such during the year ended December 31, 1999.

1994 DIRECTOR NON-QUALIFIED STOCK OPTION PLAN

         The 1994 Director Non-qualified Stock Option Plan, as amended (the "1994 Plan"), was approved by stockholders at the annual meeting held June 11, 1998. The 1994 Plan permits the Company to grant options to purchase an aggregate of 150,000 shares of the Company's Common Stock to non-employee Directors of the Company.

         Currently, all non-employee Directors receive options to purchase 5,000 shares of the Company's Common Stock on the first Wednesday of February in each calendar year at an exercise price equal to the fair market value per share of the Common Stock on that date. Such options are exercisable immediately upon being granted for a period of ten years from the date of grant unless terminated earlier pursuant to the terms of the 1994 Plan. 72,000 options have been granted to date under the 1994 Plan at exercise prices ranging from $3.88 per share to $24.08 per share.

1996 STOCK OPTION PLAN

         The 1996 Stock Option Plan, as amended (the "1996 Plan"), was approved by stockholders at the annual meeting held October 28, 1999. Under the 1996 Plan, either Incentive Stock Options or Non-Qualified Stock Options may be granted; however, the former may be granted only to officers, employees and directors of the Company and its subsidiaries. The 1996 Plan permits the Company to grant to officers, employees and directors of the Company and its subsidiaries options to purchase shares of the Company's Common Stock equal to the greater of 1,000,000 shares of Common Stock or 14% of the total number of shares of Common Stock outstanding on December 31 of the immediately preceding calendar year. As of December 31, 1999, an aggregate of 1,003,033 shares of the Company's Common Stock were authorized for grant under the 1996 Plan.

         473,251 options have been granted to date under the 1996 Plan. Options granted were issued with an exercise price equal to the fair market value of the Common Stock on the date of grant. The options have terms of ten years and become exercisable either (i) in three equal nine-month installments, (ii) in three equal annual installments or (iii) three years from the date of grant.

         THE FOLLOWING PERFORMANCE GRAPH SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

                            PERFORMANCE COMPARISONS

         The graph and chart set forth below compare the cumulative total shareholder return of the Company's Common Stock for the five years ended December 31, 1999 to (a) the Total Return Index for the Nasdaq Stock Market (U.S. Companies)1/, and (b) the S&P SmallCap Performance 600. In all cases shown, the graph and chart assume the investment of $100 on December 31, 1994 and the reinvestment of all dividends.

         The Company has chosen the S&P SmallCap Performance 600 Index as an index of issuers with similar market capitalizations because the Company does not believe it can reasonably identify a peer group or select an appropriate published industry or line-of-business index. Such industry or line-of-business indices are comprised primarily of either retailers or manufacturers whose business is not substantially similar to the Company's business.

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN OF
       NASDAQ STOCK MARKET (U.S. COMPANIES), S&P SMALLCAP PERFORMANCE 600
                 AND QUESTRON TECHNOLOGY, INC. [GRAPH OMITTED]



                                           DEC. 31,       DEC. 31,        DEC. 31,     DEC. 31,    DEC. 31,       DEC. 31,
                                            1994           1995            1996         1997        1998           1999
                                           --------       --------        --------     --------    --------       --------
Nasdaq Stock Market (U.S. Companies)(1)      100            141.3          173.9         213.1      300.2          542.4
S&P SmallCap Performance 600                 100            128.6          154.5         192.4      188.4          210.0
Questron Technology, Inc.                    100            100             10.2          28.2       16.4           23.4



-----------
(1) The index is issued by the University of Chicago Graduate School of Business, Center for Research in Security Prices.

                           RELATED PARTY TRANSACTIONS

         Battle Fowler LLP, the law firm in which Mr. McSherry, a Director of the Company, was a partner through February 2000, provided legal services to the Company during the year ended December 31, 1999. Arent Fox Kintner Plotkin & Kahn, PLLC, the law firm in which Mr. McSherry is now a member, presently provides legal services to the Company and is expected to continue to provide legal services to the Company in the future.

            COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership of equity securities of the Company with the Securities and Exchange Commission ("SEC"). Officers, directors and greater-than-ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

 .........Based solely on a review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to the Company, or written representations from certain reporting persons that such persons have filed on a timely basis all reports required by Section 16(a), and without researching or making any inquiry regarding delinquent Section 16(a) filings, the Company believes that, during the fiscal year ended December 31, 1999, all such reports were filed on a timely basis, except that each of Messrs. Polimeni, Gubitosi, Zadow, London, Adler and McSherry failed to timely file a report of change in beneficial ownership on Form 5 with respect to stock options granted in November 1999, which reports have now been filed.

                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors has appointed Ernst & Young LLP as independent public accountants of the Company for the fiscal year ending December 31, 2000. The Board of Directors is submitting the appointment of Ernst & Young LLP for ratification at the Meeting. Ernst & Young LLP audited the Company's financial statements for the fiscal years ended December 31, 1999 and 1998, and the Board believes that this firm has demonstrated that it is well qualified to make an independent examination of the accounts of the Company. If the appointment is not approved, the Board will consider the appointment of other independent auditors. Representatives of Ernst & Young LLP will be present at the Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

         Although the Company is not required to submit the ratification of the selection of its independent auditors to a vote of stockholders, the Board of Directors believes that it is a sound policy to do so. Ratification of the appointment of auditors requires the affirmative vote of a majority of the votes represented at the Meeting in person or by proxy.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOREGOING RATIFICATION.

                                 OTHER BUSINESS

         It is not expected that any business other than that set forth in the Notice of Annual Meeting of Stockholders will be brought before the Meeting. However, if any other business should properly come before the Meeting, it is the intention of the persons named on the enclosed proxy card to vote the signed proxies received by them in accordance with their best judgment on such business and any matters dealing with the conduct of the Meeting.

2001 STOCKHOLDER PROPOSALS

         Proposals of stockholders which are intended to be presented by such stockholders at the Company's meeting of stockholders to be held in 2001, including the nomination of persons to serve on the Board, must be received by the Company's Secretary not later than March 10, 2001, for inclusion in the proxy statement for that annual meeting. It is recommended that stockholders submitting proposals direct them to the Company's Secretary via certified mail, return receipt requested, to ensure timely delivery. The Company's principal executive office is 6400 Congress Avenue, Suite 2000, Boca Raton, FL 33487. No stockholder proposals were received with respect to the Meeting.

ANNUAL REPORT

         The SEC rules require that an annual report precede or accompany proxy material. Copies of the Company's Annual Report for the fiscal year ended December 31, 1999 accompany this proxy statement. More than one annual report need not be sent to the same address, if the recipient agrees. If more than one annual report is being sent to your address, mailing of the duplicate copy to the account you select will be discontinued upon your request. The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, as filed with the SEC, is also available free of charge to all stockholders of record as of the Record Date by writing to the Company at 6400 Congress Avenue, Suite 2000, Boca Raton, FL 33487, Attention: Corporate Secretary.

                                             By Order of the Board of Directors



                                             Ann Bastis
                                             SECRETARY

Date:    July 14, 2000

         WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE FILL IN, SIGN AND DATE THE PROXY SUBMITTED HEREWITH AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE ANNUAL MEETING. THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.

                           QUESTRON TECHNOLOGY, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS


     The undersigned hereby appoints Robert V. Gubitosi and Dominic A. Polimeni as Proxies, each with the full power of substitution, and hereby authorizes each of them, to represent and vote, as designated on the reverse hereof, all shares of Common Stock of Questron Technology, Inc. (the "Company") held of record by the undersigned on July 12, 2000, at the Annual Meeting of Stockholders to be held on August 16, 2000, or any adjournment thereof, upon all such matters as may properly come before the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINATED DIRECTORS AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF AUDITORS. STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.

          (THE PROXY CONTINUES AND MUST BE SIGNED ON THE REVERSE SIDE.)


                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                           QUESTRON TECHNOLOGY, INC.

                                AUGUST 16, 2000

                Please Detach and Mail in the Envelope Provided

[X] Please mark your
    vote as in this
    example.


                      FOR all nominees                  WITHHOLD                  NOMINEES:
                   listed at right (except             AUTHORITY                  Dominic A. Polimeni
                      as marked to the          to vote for all nominees          Robert V. Gubitosi
                       contrary below)              listed at right               Douglas D. Zadow
1.   ELECTION                                                                     Milton M. Adler
     OF                                                                           Frederick W. London
     DIRECTORS               [ ]                          [ ]                     William J. McSherry, Jr.

INSTRUCTION: To withhold authority to vote for any individual nominee, write that name in the space provided below:

-------------------------------------------------------------------------------------------------------------------

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES
                        AND FOR APPROVAL OF PROPOSAL 2.


                                                                 FOR            AGAINST        ABSTAIN
2.   Ratification of appointment of Ernst & Young
     LLP as the Company's independent public
     accountants for the fiscal year ending                      [ ]              [ ]            [ ]
     December 31, 2000.

3.   In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED.

PLEASE MARK, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.



SIGNATURE: ________________________________  DATE: _________ 2000 SIGNATURE: ________________________________  DATE: _________ 2000
                                                                               (SIGNATURE IF HELD JOINTLY)

NOTE: Please sign exactly as name or names appear on stock certificate. Each joint owner must sign. When signing as an attorney, executor, administrator or guardian, please give full title as such.
